                                                                    EXHIBIT 99.1



MORGAN STANLEY                     AS REVISED
                                OCTOBER 31, 2001         [CONSUMERS ENERGY LOGO]
Securitized Products Group

                        REVISED COMPUTATIONAL MATERIALS

                            [CONSUMERS ENERGY LOGO]

                              CONSUMERS FUNDING LLC

                                  $468,592,000

                       SECURITIZATION BONDS SERIES 2001-1



           THESE COMPUTATIONAL MATERIALS SUPERCEDE PRIOR COMPUTATIONAL MATERIALS REGARDING CONSUMERS FUNDING LLC, SECURITIZATION BONDS SERIES
                                    2001-1.

                       NOTE: REDS ARE CURRENTLY AVAILABLE.
                     WEBSITE AVAILABLE AT: WWW.CMSENERGY.COM
                        (CLICK ON INVESTOR INFORMATION)
       BLOOMBERG ROADSHOW AVAILABLE ON WEDNESDAY, OCTOBER 24TH: TYPE MSRD
                         <<GO>>, THEN FOLLOW THE MENUS


This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Consumers Funding LLC and Consumers Energy Company with respect to the expected characteristics of the securitization property securing these securities. The actual characteristics and performance of the securitization property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY                     AS REVISED
                                OCTOBER 31, 2001         [CONSUMERS ENERGY LOGO]
Securitized Products Group



     $469 MILLION CONSUMERS FUNDING LLC SECURITIZATION BONDS, SERIES 2001-1
                            CONSUMERS ENERGY COMPANY
                                   (SERVICER)

                             TRANSACTION HIGHLIGHTS

                                         Expected
                                         Ratings              Average                                Expected
                             Tranche   (Moody's/S&P/       Life/Modified     Payment      Expected    Legal
Class            Size         Type         Fitch)            Duration         Window       Final      Final
--------------------------------------------------------------------------------------------------------------
A-1         $ 26,000,000    Sequential   Aaa/AAA/AAA      1.0 yrs./1.0 yrs.  10 months    4/20/03    4/20/05
A-2         $ 84,000,000    Sequential   Aaa/AAA/AAA      3.0 yrs./2.8 yrs.  37 months    4/20/06    4/20/08
A-3         $ 31,000,000    Sequential   Aaa/AAA/AAA      5.0 yrs./4.4 yrs.  13 months    4/20/07    4/20/09
A-4         $ 95,000,000    Sequential   Aaa/AAA/AAA      7.0 yrs./5.8 yrs.  37 months    4/20/10    4/20/12
A-5         $117,000,000    Sequential   Aaa/AAA/AAA      10.0 yrs./7.5 yrs. 37 months    4/20/13    4/20/15
A-6         $115,592,000    Sequential   Aaa/AAA/AAA      12.9 yrs./8.8 yrs. 31 months    10/20/15   10/20/16

BOOK-RUNNING
MANAGER:                           Morgan Stanley
CO-MANAGERS:                       Banc One Capital Markets, Inc., Barclays Capital, J.P. Morgan Securities Inc., Loop
                                   Capital Markets, LLC
EXPECTED PRICING:                  On or about November 1, 2001.        Securitization Bonds priced to maturity
EXPECTED SETTLEMENT:               November 8, 2001, settling flat through DTC, Cedel and Euroclear
INTEREST PAYMENTS:                 Quarterly, on the 20th of each January, April, July and October
PRINCIPAL PAYMENTS:                Quarterly, on the 20th of each January, April, July and October
FIRST INTEREST PAYMENT:            July 20, 2002
FIRST PRINCIPAL
PAYMENT:                           July 20, 2002
DAY COUNT BASIS:                   30/360
CREDIT ENHANCEMENT:                (i)   Mandatory true-up mechanism - enables rates charged to customers to be adjusted to cover scheduled debt service, pay expenses, fund overcollateralization and replenish capital subaccount

                                   (ii)  Capital subaccount (upfront deposit of 0.5% of initial aggregate principal balance)

                                   (iii) Overcollateralization subaccount: 0.5% of initial aggregate principal balance (initially
                                         $0, funded ratably over life of Securitization Bonds, reaching an aggregate balance of
                                         $2,342,960)

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Consumers Funding LLC and Consumers Energy Company with respect to the expected characteristics of the securitization property securing these securities. The actual characteristics and performance of the securitization property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY                     AS REVISED
                                OCTOBER 31, 2001         [CONSUMERS ENERGY LOGO]
Securitized Products Group

TRUE-UP ADJUSTMENTS:                           TRUE-UP FREQUENCY                                    PAYMENT DATES
                                                     Annually                                       10/20/02 - 7/20/14
                                                     Quarterly                                      10/20/14 - 10/20/15

OPTIONAL CLEAN-UP CALL:             5% of initial aggregate principal balance
ERISA ELIGIBILITY:                  All classes, subject to applicable ERISA exemptions








This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Consumers Funding LLC and Consumers Energy Company with respect to the expected characteristics of the securitization property securing these securities. The actual characteristics and performance of the securitization property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY                     AS REVISED
                                OCTOBER 31, 2001         [CONSUMERS ENERGY LOGO]
Securitized Products Group


               PROJECTED SECURITIZATION BOND AMORTIZATION SCHEDULE

Consumers will file true-up requests with the Michigan Public Service Commission to adjust Securitization Charges ("SCs") so that the actual class balance matches the projected class balance by the appropriate payment date.

DISTRIBUTION DATE       CLASS A-1          CLASS A-2          CLASS A-3          CLASS A-4           CLASS A-5           CLASS A-6
-----------------       ---------          ---------          ---------          ---------           ---------           ---------
  Issuance Date        $ 26,000,000       $ 84,000,000       $ 31,000,000       $ 95,000,000       $ 117,000,000       $ 115,592,000
    7/20/02              17,700,961         84,000,000         31,000,000         95,000,000         117,000,000         115,592,000
    10/20/02             10,350,370         84,000,000         31,000,000         95,000,000         117,000,000         115,592,000
    1/20/03               3,666,292         84,000,000         31,000,000         95,000,000         117,000,000         115,592,000
    4/20/03                       0         81,007,867         31,000,000         95,000,000         117,000,000         115,592,000
    7/20/03                       -         75,022,007         31,000,000         95,000,000         117,000,000         115,592,000
    10/20/03                      -         67,542,756         31,000,000         95,000,000         117,000,000         115,592,000
    1/20/04                       -         60,661,938         31,000,000         95,000,000         117,000,000         115,592,000
    4/20/04                       -         53,775,385         31,000,000         95,000,000         117,000,000         115,592,000
    7/20/04                       -         47,596,577         31,000,000         95,000,000         117,000,000         115,592,000
    10/20/04                      -         39,919,038         31,000,000         95,000,000         117,000,000         115,592,000
    1/20/05                       -         32,838,454         31,000,000         95,000,000         117,000,000         115,592,000
    4/20/05                       -         25,737,563         31,000,000         95,000,000         117,000,000         115,592,000
    7/20/05                       -         19,338,243         31,000,000         95,000,000         117,000,000         115,592,000
    10/20/05                      -         11,424,749         31,000,000         95,000,000         117,000,000         115,592,000
    1/20/06                       -          4,116,844         31,000,000         95,000,000         117,000,000         115,592,000
    4/20/06                       -                  0         27,793,855         95,000,000         117,000,000         115,592,000
    7/20/06                       -                  -         21,155,600         95,000,000         117,000,000         115,592,000
    10/20/06                      -                  -         12,974,116         95,000,000         117,000,000         115,592,000
    1/20/07                       -                  -          5,394,886         95,000,000         117,000,000         115,592,000
    4/20/07                       -                  -                  0         92,792,137         117,000,000         115,592,000
    7/20/07                       -                  -                  -         85,845,782         117,000,000         115,592,000
    10/20/07                      -                  -                  -         77,331,333         117,000,000         115,592,000
    1/20/08                       -                  -                  -         69,419,271         117,000,000         115,592,000
    4/20/08                       -                  -                  -         61,482,284         117,000,000         115,592,000
    7/20/08                       -                  -                  -         54,180,570         117,000,000         115,592,000
    10/20/08                      -                  -                  -         45,293,307         117,000,000         115,592,000
    1/20/09                       -                  -                  -         37,016,366         117,000,000         115,592,000
    4/20/09                       -                  -                  -         28,719,497         117,000,000         115,592,000
    7/20/09                       -                  -                  -         21,042,645         117,000,000         115,592,000
    10/20/09                      -                  -                  -         11,762,972         117,000,000         115,592,000
    1/20/10                       -                  -                  -          3,100,895         117,000,000         115,592,000
    4/20/10                       -                  -                  -                  0         111,423,220         115,592,000
    7/20/10                       -                  -                  -                  -         103,343,396         115,592,000
    10/20/10                      -                  -                  -                  -          93,633,452         115,592,000
    1/20/11                       -                  -                  -                  -          84,535,344         115,592,000
    4/20/11                       -                  -                  -                  -          75,413,536         115,592,000
    7/20/11                       -                  -                  -                  -          66,869,428         115,592,000

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Consumers Funding LLC and Consumers Energy Company with respect to the expected characteristics of the securitization property securing these securities. The actual characteristics and performance of the securitization property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY                     AS REVISED
                                OCTOBER 31, 2001         [CONSUMERS ENERGY LOGO]
Securitized Products Group


DISTRIBUTION DATE       CLASS A-1         CLASS A-2         CLASS A-3         CLASS A-4        CLASS A-5         CLASS A-6
-----------------       ---------         ---------         ---------         ---------        ---------         ---------
    10/20/11                  -                 -                 -                 -         56,677,037        115,592,000
    1/20/12                   -                 -                 -                 -         47,101,178        115,592,000
    4/20/12                   -                 -                 -                 -         37,503,372        115,592,000
    7/20/12                   -                 -                 -                 -         28,466,831        115,592,000
    10/20/12                  -                 -                 -                 -         17,763,861        115,592,000
    1/20/13                   -                 -                 -                 -          7,681,334        115,592,000
    4/20/13                   -                 -                 -                 -                  0        113,169,844
    7/20/13                   -                 -                 -                 -                  -        103,609,042
    10/20/13                  -                 -                 -                 -                  -         92,355,734
    1/20/14                   -                 -                 -                 -                  -         81,716,545
    4/20/14                   -                 -                 -                 -                  -         71,047,543
    7/20/14                   -                 -                 -                 -                  -         60,897,245
    10/20/14                  -                 -                 -                 -                  -         49,035,223
    1/20/15                   -                 -                 -                 -                  -         37,648,858
    4/20/15                   -                 -                 -                 -                  -         25,409,551
    7/20/15                   -                 -                 -                 -                  -         13,647,227
    10/20/15                  -                 -                 -                 -                  -                  0





This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Consumers Funding LLC and Consumers Energy Company with respect to the expected characteristics of the securitization property securing these securities. The actual characteristics and performance of the securitization property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY                     AS REVISED
                                OCTOBER 31, 2001         [CONSUMERS ENERGY LOGO]
Securitized Products Group

                           DECREMENT TABLE TO MATURITY

DISTRIBUTION DATE         CLASS A-1     CLASS A-2      CLASS A-3      CLASS A-4       CLASS A-5       CLASS A-6
-----------------         ---------     ---------      ---------      ---------       ---------       ---------
                             %             %               %               %              %               %
Issuance Date               100            100            100             100             100            100
   7/20/02                   68            100            100             100             100            100
  10/20/02                   40            100            100             100             100            100
   1/20/03                   14            100            100             100             100            100
   4/20/03                    0             96            100             100             100            100
   7/20/03                    -             89            100             100             100            100
  10/20/03                    -             80            100             100             100            100
   1/20/04                    -             72            100             100             100            100
   4/20/04                    -             64            100             100             100            100
   7/20/04                    -             57            100             100             100            100
  10/20/04                    -             48            100             100             100            100
   1/20/05                    -             39            100             100             100            100
   4/20/05                    -             31            100             100             100            100
   7/20/05                    -             23            100             100             100            100
  10/20/05                    -             14            100             100             100            100
   1/20/06                    -              5            100             100             100            100
   4/20/06                    -              0             90             100             100            100
   7/20/06                    -              -             68             100             100            100
  10/20/06                    -              -             42             100             100            100
   1/20/07                    -              -             17             100             100            100
   4/20/07                    -              -              0              98             100            100
   7/20/07                    -              -              -              90             100            100
  10/20/07                    -              -              -              81             100            100
   1/20/08                    -              -              -              73             100            100
   4/20/08                    -              -              -              65             100            100
   7/20/08                    -              -              -              57             100            100
  10/20/08                    -              -              -              48             100            100
   1/20/09                    -              -              -              39             100            100
   4/20/09                    -              -              -              30             100            100
   7/20/09                    -              -              -              22             100            100
  10/20/09                    -              -              -              12             100            100
   1/20/10                    -              -              -              3              100            100
   4/20/10                    -              -              -              0              95             100
   7/20/10                    -              -              -              -              88             100
  10/20/10                    -              -              -              -              80             100
   1/20/11                    -              -              -              -              72             100
   4/20/11                    -              -              -              -              64             100
   7/20/11                    -              -              -              -              57             100
  10/20/11                    -              -              -              -              48             100
   1/20/12                    -              -              -              -              40             100

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Consumers Funding LLC and Consumers Energy Company with respect to the expected characteristics of the securitization property securing these securities. The actual characteristics and performance of the securitization property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY                     AS REVISED
                                OCTOBER 31, 2001         [CONSUMERS ENERGY LOGO]
Securitized Products Group

                                                                6

DISTRIBUTION DATE      CLASS A-1        CLASS A-2        CLASS A-3         CLASS A-4         CLASS A-5        CLASS A-6
-----------------      ---------        ---------        ---------         ---------         ---------        ---------
                          %                %                %                 %                 %                %
4/20/12                   -                -                -                 -                 32               100
7/20/12                   -                -                -                 -                 24               100
10/20/12                  -                -                -                 -                 15               100
1/20/13                   -                -                -                 -                 7                100
4/20/13                   -                -                -                 -                 0                98
7/20/13                   -                -                -                 -                 -                90
10/20/13                  -                -                -                 -                 -                80
1/20/14                   -                -                -                 -                 -                71
4/20/14                   -                -                -                 -                 -                61
7/20/14                   -                -                -                 -                 -                53
10/20/14                  -                -                -                 -                 -                42
1/20/15                   -                -                -                 -                 -                33
4/20/15                   -                -                -                 -                 -                22
7/20/15                   -                -                -                 -                 -                12
10/20/15                  -                -                -                 -                 -                0

            AVERAGE LIFE SENSITIVITY TO DECREASES IN FORECASTED SALES

The following table highlights the sensitivity of the average lives of the various classes to decreases in forecasted sales.


                            ANNUAL DECLINES IN FORECASTED ENERGY CONSUMPTION
            TARGETED        -------------------------------------------------
CLASS       AVG. LIFE       0%             5%             10%            15%
-----       ---------       --             --             ---            ---
A-1            1.0          1.0            1.0            1.0            1.1
A-2            3.0          3.0            3.0            3.1            3.2
A-3            5.0          5.0            5.0            5.1            5.2
A-4            7.0          7.0            7.0            7.1            7.1
A-5           10.0          10.0           10.0           10.0           10.1
A-6           12.9          12.9           12.9           12.9           12.9


This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Consumers Funding LLC and Consumers Energy Company with respect to the expected characteristics of the securitization property securing these securities. The actual characteristics and performance of the securitization property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.